UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2023

AKERNA CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-39096	83-2242651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Larimer Street, #246, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 932-6537

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KERN	NASDAQ Capital Market
Warrants to purchase Common Stock	KERNW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 20, 2023, Akerna Corp. (the “Company”) and the signatories (the “Holders”) to its Exchange Agreements, dated January 27, 2023 (the “Exchange Agreements”) entered into Amendment No. 1 to each such Exchange Agreements (the “Amended Exchange Agreements”), respectively, to amend the terms of the Exchange Agreements related to the Initial Closing (as defined therein) and the issuance of shares of the Company’s Series C Non-Convertible Preferred Stock (the “Series C Preferred Stock”) at the Initial Closing.

Specifically, the Amended Exchange Agreements, amends each Exchange Agreement, respectively, as follows: (i) the ‘Initial Closing Date” under the Exchange Agreement to conduct the Initial Exchange is December 14, 2023, (ii) the “Exchange Note Amount” was amended to be in no event greater than the lesser of (x) the aggregate amount then outstanding under the senior secured convertible notes of the Company issued on October 5, 2023 held by the Holder (the “Existing Note”) and (y) such portion of the Maximum Note Amount (as defined in the Exchange Agreement) that is convertible, pursuant to the terms of the Existing Note (after giving effect to the Conversion Price Adjustment, as defined in the Exchange Agreement) into such number of Series C Preferred Stock equal to 19.9% of the voting rights of the Company outstanding as of the time immediately following the issuance of the Series C Preferred Stock issued hereunder and any other issuances of Series C Preferred Stock being issued to other holders of the Notes under similar Exchange Agreements which will close concurrently with the exchange hereunder upon the consummation of the Initial Exchange, (iii) as calculated under the terms of the Exchange Agreement, as amended, the Exchange Note Amount was agreed to be $1,711,000 (the “Actual Exchange Note Amount”), the Exchange Share Amount was agreed to be 3,422,000 shares of Common Stock (the “Actual Exchange Share Amount”) and the number of shares of Series C Preferred Stock having a stated value of $1,000 per share to be issued to each Holder was agreed to be 1,711 shares of Series C Preferred Stock (“Actual New Preferred Shares”) each such share of Series C Preferred Stock having the voting equivalent of 2,000 shares of Common Stock, (iv) Certificate of Designations of the Series C Stock attached as Exhibit B to the Exchange Agreement was amended and restated in the form of Exhibit A attached to the Amended Exchange Agreements to reflect the actual number of Series C Preferred Stock being issued at the Initial Closing, change the outside date for Holder redemptions and eliminate provisions regarding automatic redemption/exchange upon a change of control and (v) the Initial Exchange was consummated on December 14, 2023 pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “1933 Act”) and the terms set forth in the Amended Exchange Agreement.

The foregoing description of the material terms of the Amended Exchange Agreements  does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Exchange Agreements, the form of which is filed as Exhibit 10.1 to the Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On December 20, 2023, in connection with the Initial Closing under the Amended Exchange Agreements, as described in Item 1.01 hereof, the Company issued an aggregate total of 3,244 shares of Series C Preferred Stock upon exchange of $3,422,000 in principal amount of Existing Notes. Additionally, from October 1, 2023 through December 20, 2023, the Company issued 550,000 shares of common stock to the holders of the Existing Notes upon conversion of $1,100,000 in principal amount of Existing Notes pursuant to the previously disclosed conversion terms of the Existing Notes, resulting in approximately $3.14 million in aggregate principal amount of Existing Notes remaining following such conversions and the exchange into Series C Preferred Stock. The shares of Series C Preferred Stock issued upon exchange of the Existing Notes and the shares of common stock issued upon conversion of the Existing Notes were issued pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 3(a)(9) thereof.

Item 3.03 Material Modification of Rights to Security Holders.

The information included in Item 5.03 of this Current Report on Form 8-K is also incorporated by reference into this Item 3.03 of this Current Report on Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 20, 2023, the Company filed with the Secretary of the State of Delaware an Amended and Restated Certificate of Designations of Preferences, Rights and Limitations of the Series C Preferred Stock (the “Amended Certificate of Designations”). The Amended and Restated Certificate of Designations amended and restated the Certificate of Designations of Preferences, Rights and Limitations of the Series C Preferred Stock as filed with the Secretary of State of the State of Delaware on December 14, 2023 (the “Original Certificate of Designations”) as described below. Except as set forth below, the preferences, rights and limitations of the Series C Preferred Stock as set forth in the Original Certificate of Designation have not been amended, revised or otherwise altered from the description set forth in Item 5.03 of the Company’s Current Report on Form 8-K as filed with the Commission on December 20, 2023, which description is incorporated herein by reference.

The Amended and Restated Certificate of Designations amends Section 5(b) of Original Certificate of Designations as follows:

Section 5(b) of the Original Certificate of Designations read in its entirety as follows:

“(b) Automatic Redemption/Exchange Upon a Change of Control. Notwithstanding Section 5(a), in the event of a Fundamental Transaction that constitutes a Change of Control, no later than ten (10) Trading Days prior to the time consummation of a Change of Control (the “Change of Control Date”), but not prior to the public announcement of such Change of Control, the Company shall deliver written notice thereof via electronic mail and overnight courier to each Holder (a “Change of Control Notice”). If the Required Holders vote to approve such Change of Control (each, a “Permitted Change of Control”), immediately following the time of occurrence of such Permitted Change of Control, but in no event later than the second (2nd) Trading Day after such Change of Control, the Preferred Shares of each Holder then outstanding shall be automatically redeemed and/or exchanged, as applicable, (each a “Change of Control Redemption/Exchange”) by the Company or the acquiring party (or its designee), as applicable, for an aggregate amount of consideration (whether consisting of cash, assets or shares, as applicable) (the “Change of Control Redemption/Exchange Consideration”) equal to the product of (x) as determined in reference to any given holder of one (1) share of Common Stock immediately prior to such Permitted Change of Control, such aggregate amount of cash, assets, shares and/or other property, as applicable as shall be held by such holder after giving effect to such Permitted Change of Control and the Change of Control Redemption/Exchange (solely with respect to such one (1) share of Common Stock held by such holder immediately prior to such Permitted Change of Control) and (y) the Common Stock Per Share Equivalent Amount of the Preferred Shares subject to such Change of Control Redemption/Exchange by such applicable Holder; provided, however, that to the extent that such Holder’s right to participate in any such Change of Control Redemption/Exchange would result in such Holder and its other Attribution Parties exceeding the Maximum Rights Percentage, then such Holder shall not participate in such Change of Control Redemption/Exchange in excess of the Maximum Rights Percentage (and shall not have beneficial ownership of such shares of Common Stock (or other equivalent security) as a result of such Change of Control Redemption/Exchange (and beneficial ownership) to such extent of any such excess) and such remaining portion of such Change of Control Redemption/Exchange Consideration shall be held in abeyance for the benefit of such Holder until such time or times as its right thereto would not result in such Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times, if any, such Holder shall be granted such remaining portion of such Change of Control Redemption/Exchange Consideration upon the redemption and/or exchange of such remaining Preferred Shares. The Company agrees not to consummate any Change of Control without complying with this Section 5(b).”

Section 5(b) of the Amended and Restated Certificate of Designations reads in its entirety as follows:

“(b) Approval of Change of Control. Notwithstanding Section 5(a), in the event of a Fundamental Transaction that constitutes a Change of Control, no later than five (5) Trading Days prior to the consummation of a Change of Control (the “Change of Control Date”), but prior to the public announcement of the consummation of the Change of Control, the Company shall deliver written notice of the Change of Control via electronic mail and overnight courier to each Holder (the “Change of Control Notice”). The Company agrees not to consummate the Change of Control unless and until the Required Holders, in their sole discretion, approve the Change of Control, as evidenced by one or more written consents duly executed by the Required Holders after the date hereof.”

The foregoing description of the preferences, rights and limitations of the Series C Preferred Stock is qualified in its entirety by the Amended and Restated Certificate of Designation which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description
3.1	Amended and Restated Certificate of Designations of Preferences, Rights and Limitations of Series C Preferred Stock
10.1*	Form of Amended Exchange Agreement between Akerna Corp. and certain holders
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

Additional Information and Where to Find It

This Current Report on Form 8-K may be deemed to be solicitation material with respect to the proposed transactions between Akerna and Gryphon Digital Mining, Inc. (‘Gryphon”) and between Akerna and MJ Acquisition Corp. In connection with the proposed transactions, Akerna has filed relevant materials with the United States Securities and Exchange Commission, or the SEC, including a registration statement on Form S-4 that contains a prospectus and a proxy statement. Akerna will mail the proxy statement/prospectus to the Akerna stockholders, and the securities may not be sold or exchanged until the registration statement becomes effective. Investors and securityholders of Akerna and Gryphon are urged to read these materials because they will contain important information about Akerna, Gryphon and the proposed transactions. This Current Report on Form 8-K is not a substitute for the registration statement, definitive proxy statement/prospectus or any other documents that Akerna may file with the SEC or send to securityholders in connection with the proposed transactions. Investors and securityholders may obtain free copies of the documents filed with the SEC on Akerna’s website at www.akerna.com, on the SEC’s website at www.sec.gov or by directing a request to Akerna’s Investor Relations at (516) 419-9915.

This Current Report on Form 8-K is not a proxy statement or a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transactions, and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Each of Akerna, Gryphon, MJ Acquisition Corp. and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Akerna in connection with the proposed transactions. Information about the executive officers and directors of Akerna are set forth in Akerna’s Definitive Proxy Statement on Schedule 14A relating to the 2022 Annual Meeting of Stockholders, filed with the SEC on April 19, 2022. Other information regarding the interests of such individuals, who may be deemed to be participants in the solicitation of proxies for the stockholders of Akerna, is set forth in the proxy statement/prospectus included in Akerna’s registration statement on Form S-4 as filed with the SEC on May 12, 2023, as last amended on December 8, 2023. You may obtain free copies of these documents as described above.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements based upon the current expectations of Gryphon and Akerna. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation: (i) the risk that the conditions to the closing of the proposed transactions are not satisfied, including the failure to timely obtain stockholder approval for the transactions, if at all; (ii) uncertainties as to the timing of the consummation of the proposed transactions and the ability of each of Akerna, Gryphon and MJ Acquisition Co. to consummate the proposed merger or asset sale, as applicable; (iii) risks related to Akerna’s ability to manage its operating expenses and its expenses associated with the proposed transactions pending closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed transactions; (v) the risk that as a result of adjustments to the exchange ratio, Akerna stockholders and Gryphon stockholders could own more or less of the combined company than is currently anticipated; (vi) risks related to the market price of Akerna’s common stock relative to the exchange ratio; (vii) unexpected costs, charges or expenses resulting from either or both of the proposed transactions; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transactions; (ix) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance its business plan; (x) risks associated with the possible failure to realize certain anticipated benefits of the proposed transactions, including with respect to future financial and operating results and (xi) risks related to the Panel not granting additional time for Akerna to regain compliance with the listing rules and Akerna being suspended and delisted from The Nasdaq Capital Market. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in Akerna’s Annual Report on Form 10-K for the year ended December 31, 2022 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, each filed with the SEC, and in other filings that Akerna makes and will make with the SEC in connection with the proposed transactions, including the proxy statement/prospectus described under “Additional Information and Where to Find It.” You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Except as required by law, Akerna and Gryphon expressly disclaim any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: December 22, 2023	AKERNA CORP.

	By:	/s/ Jessica Billingsley
		Name:	Jessica Billingsley
		Title:	Chief Executive Officer